UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 3, 2014
Date of report (Date of earliest event reported)

SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (b)               On October 3, 2014, Mark A. Lehman, the controller and principal accounting officer of SurModics, Inc. (the “Company”) and the Company mutually agreed that Mr. Lehman’s employment with the Company would end.  To support the Company’s business needs and to ensure a smooth transition while the Company conducts a search for his replacement, Mr. Lehman has agreed to continue in his position as controller through March 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: October 8, 2014	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary